UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 19, 2013

BIOSANTE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

210 Main Street West Baudette, Minnesota	56623
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (218) 634-3500

111 Barclay Boulevard

Lincolnshire, Illinois 60069

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 (“Amendment No. 1”) to the current report on Form 8-K (the “Original Report”) filed by BioSante Pharmaceuticals, Inc. (the “Company”) on June 21, 2013, is being filed solely for the purposes of filing:

(i)  the audited financial statements as of and for the years ended December 31, 2012 and 2011, and unaudited financial statements as of and for the three-month periods ended March 31, 2013 and 2012, of ANIP Acquisition Company d/b/a ANI Pharmaceuticals, Inc. (“ANI”) and

(ii) the Company’s unaudited pro forma financial information for the year ended December 31, 2012 and as of and for the three-month period ended March 31, 2013,

as required by Item 9.01(a) and (b), respectively, of Form 8-K.

Except as described above, this Amendment No. 1 does not modify or update disclosure in, or exhibits to, the Original Report, and such disclosure in, and exhibits to, the Original Report remain unchanged and speak as of the date of the Original Report.  In particular, this Amendment No. 1 does not reflect events occurring after the date of the Original Report.

Item 9.01   Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

ANI’s audited financial statements as of and for the years ended December 31, 2012 and 2011, and unaudited financial statements as of and for the three-month periods ended March 31, 2013 and 2012, are attached hereto as Exhibits 99.3 and 99.4, respectively.

(b) Pro forma financial information.

The Company’s unaudited pro forma financial information for the year ended December 31, 2012 and as of and for the three-month period ended March 31, 2013, are attached hereto as Exhibit 99.5.

(d) Exhibits.

Exhibit No.	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of April 12, 2013 (Incorporated by reference to Exhibit 2.1 to the Company’s current report on Form 8-K filed on April 12, 2013.)

10.1*	Amendment No. 3 to Transaction Bonus Agreement, dated as of June 18, 2013, by and between ANI and Arthur Przybyl

10.2*	Amendment No. 3 to Transaction Bonus Agreement, dated as of June 18, 2013, by and between ANI and Charlotte Arnold

16.1*	Letter from Deloitte & Touche LLP regarding change in certifying accountants

99.1*	Press release of the Company, dated June 20, 2013

99.2*	Press release of the Company, dated June 21, 2013

99.3

Report of EisnerAmper LLP, Independent Registered Public Accounting Firm

Report of Stout, Causey & Horning, P.A., Independent Registered Public Accounting Firm

Balance Sheets as of December 31, 2012 and 2011

Statements of Operations for the years ended December 31, 2012 and 2011

Statements of Changes in Redeemable Convertible Preferred Stock and Stockholders’ Deficit for the years ended December 31, 2012 and 2011

Statements of Cash Flows for the years ended December 31, 2012 and 2011

Notes to Financial Statements

99.4

Unaudited Condensed Balance Sheets as of March 31, 2013

Unaudited Condensed Statements of Operations for the three-month periods ended March 31, 2013 and 2012

Unaudited Condensed Statement of Changes in Redeemable Convertible Preferred Stock and Stockholders’ Deficit for the three-month period ended March 31, 2013

Unaudited Condensed Statements of Cash Flows for the three-month periods ended March 31, 2013 and 2012

Notes to Unaudited Condensed Financial Statements

99.5	Unaudited Pro Forma Condensed Combined Financial Information for the year ended December 31, 2012 and as of and for the three-month period ended March 31, 2013

* Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSANTE PHARMACEUTICALS, INC.

	By:	/s/ Charlotte C. Arnold
Charlotte C. Arnold
Vice President and Chief Financial Officer
Dated: June 27, 2013